United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       June 13, 2013

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Maryville Centre Drive, Suite 400, St. Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (314) 529-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

    Perficient, Inc.’s Board of Directors (the “Board”) has authorized the repurchase of up to an additional $20 million of the Company’s common stock (the “Stock Repurchase Program”).  A copy of the press release issued by the Company concerning the Stock Repurchase Program is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

    In accordance with General Instruction B.2 of Form 8-K, the foregoing information in this Item 7.01 and the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Perficient, Inc. Press Release, dated June 13, 2013, announcing the increase in the Stock Repurchase Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: June 17, 2013	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	Perficient, Inc. Press Release, dated June 13, 2013, announcing the increase in the Stock Repurchase Program